RACING CHAMPIONS ERTL CORPORATION
                              Building C, Suite 320
                               800 Roosevelt Road
                              Glen Ellyn, IL 60137

                                 April 26, 2002


Peter  Henseler,  President
Racing  Champions  Ertl  Corporation
Building  C,  Suite  320
800  Roosevelt  Road
Glen  Ellyn,  IL  60137

Dear  Pete:

     You currently are a party to an employment agreement dated October 20, 2000 with Racing Champions Ertl Corporation. The agreement is scheduled to expire on April 30, 2002. We hereby agree that the agreement shall be extended until July 31, 2002. All other terms of the agreement shall remain in full force and effect.

                                           Yours  very  truly,

                                           RACING  CHAMPIONS  ERTL  CORPORATION


                                           BY    /s/   Robert  E.  Dods
                                             ----------------------------------


Acknowledged  and  agreed  to
this  30th  day  of  April,  2002


  /s/   Peter  Henseler
-------------------------
Peter  Henseler